SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2002

NATIONAL FUEL GAS COMPANY
(Exact name of registrant as specified in its charter)

New Jersey	1-3880	13-1086010
(State or other jurisdiction incorporation)	(Commission File No.)	(IRS Employer or Identification Number)

10 Lafayette Square, Buffalo, New York	14203
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (716) 857-6987

ITEM 5.     OTHER EVENTS

         On July 25, 2002, National Fuel Gas Company (the "Company") issued two press releases, one regarding its earnings for the quarter ended June 30, 2002, and the other regarding the participation of a Company subsidiary in the drilling of a natural gas discovery in Western Canada. Copies of these press releases are hereby incorporated by reference and filed as part of this Current Report as Exhibits 99(a) and 99(b), respectively.

         Neither the filing of either press release as an exhibit to this Current Report nor the inclusion in any such press release of a reference to the Company,s internet address shall, under any circumstances, be deemed to incorporate the information available at such internet address into this Current Report. The information available at the Company,s internet address is not part of this Current Report or any other report filed by the Company with the Securities and Exchange Commission.

        The Company held a public conference call on July 26, 2002. During the course of that call, the Company estimated that capital expenditures by its exploration and production subsidiary, Seneca Resources Corporation ("Seneca"), for fiscal year 2003 would be approximately $86.5 million, down from the previously estimated $100 million.* The current estimate does not include capital expenditures for full development of the Monkman area of British Columbia, Canada. The Company also revised Seneca's projected fiscal 2003 operating expenses as follows: $1.24/thousand cubic feet equivalent (MCFE) for Depletion, Depreciation and Amortization Expense; $0.27/MCFE for General and Administrative Expense; and $0.87/MCFE for Lease Operating Expense.*

        Also during the course of the conference call, the Company indicated that the sensitivity of its projected fiscal 2003 earnings to changes in oil and natural gas prices from the Company's stated assumptions is as follows: for every $1.00/BBL change in the weighted average price of oil for the year received by Seneca, the Company's earnings per diluted share would move in the same direction by about $0.03 per diluted share, and for every $0.25/MCF change in the weighted average price of natural gas for the year received by Seneca, the Company's earnings per diluted share would move in the same direction by about $0.05 per diluted share.* These sensitivity figures are calculated on the basis of hedge transactions currently in place, and may change as Seneca enters into additional hedge transactions.*

        Also during the course of the conference call, Seneca discussed its exposure to Dynegy Inc. (together with its subsidiaries, "Dynegy") and The Williams Companies, Inc. (together with its subsidiaries, "Williams"). Seneca's monthly exposure to Dynegy is approximately $400,000, under contracts expiring in October 2002, November 2002 and April 2003.* Seneca's monthly exposure to Williams is approximately $582,000, under contracts expiring in September 2002.* Currently, Seneca has no outstanding receivables from either Dynegy or Williams. The Company believes, based on information presently known, that its overall exposure to Dynegy and Williams, individually or in the aggregate, will not be material to the consolidated financial condition or results of operations of the Company.* No assurances can be given, however, as to the ultimate outcome with respect to the Company's exposure to Dynegy and Williams.*

        Also during the course of the July 26, 2002 conference call, the Company discussed the purchase by Seneca on June 13, 2002 of approximately 3,656 acres of land located in Potter County, Pennsylvania, and the purchase by Highland Forest Resources, Inc., a wholly owned subsidiary of the Company ("Highland"), of timber rights with respect to such land. These purchases were among the items described by Adelphia Communications Corporation ("Adelphia") in a Form 8-K filed June 14, 2002 but had not been the subject of any Company news release. Seneca purchased the land from Wending Creek 3656, LLC, an entity controlled by certain members of the John Rigas family, for $464,930. Adelphia's filing states that the Rigas family had previously agreed to transfer the land to Adelphia in exchange for a $464,930 reduction in the amount of the Rigas family's primary co-borrowing obligations, and Seneca paid the purchase price of the land directly to Adelphia. Highland purchased the timber rights from ACC Operations, Inc., a wholly owned subsidiary of Adelphia, for $19,535,070.

        *    Certain statements contained herein and incorporated by reference from the press releases, including statements regarding earnings projections and statements designated with an asterisk ("*"), are "forward-looking statements" as defined by the Private Securities Litigation Reform Act of 1995. There is no assurance that the Company's projections will in fact be achieved nor do these projections reflect any acquisitions or divestitures that may occur during fiscal 2002 or 2003. While the Company's expectations, beliefs and projections are expressed in good faith and are believed to have a reasonable basis, actual results may differ materially from those in the forward-looking statement. Furthermore, each forward-looking statement speaks only as of the date on which it is made, and the Company undertakes no obligation to update the statement to reflect events or circumstances after the date on which it is made or to reflect the occurrence of unanticipated events. In addition to other factors, the following are important factors that could cause actual results to differ materially from those discussed in the forward-looking statements: changes in economic conditions including economic disruptions caused by terrorist activities, demographic patterns or weather conditions; changes in the availability and/or price of natural gas and oil; inability to obtain new customers or retain existing ones; significant changes in competitive conditions affecting the Company; governmental/regulatory actions, initiatives and proceedings, including those affecting acquisitions, financings, allowed rates of return, industry and rate structure, franchise renewal, and environmental/safety requirements; unanticipated impacts of restructuring initiatives in the natural gas and electric industries; significant changes from expectations in actual capital expenditures and operating expenses and unanticipated project delays or changes in project costs; the nature and projected profitability of pending and potential projects and other investments; occurrences affecting the Company's ability to obtain funds from operations, debt or equity to finance needed capital expenditures and other investments; uncertainty of oil and gas reserve estimates; ability to successfully identify and finance oil and gas property acquisitions and ability to operate and integrate existing and any subsequently acquired business or properties; ability to successfully identify, drill for and produce economically viable natural gas and oil reserves; significant changes from expectations in the Company's actual production levels for natural gas or oil; changes in the availability and/or price of derivative financial instruments; changes in the price of natural gas or oil and the related effect given the accounting treatment or valuation of related derivative financial instruments; inability of the various counterparties to meet their obligations with respect to the Company's financial instruments; regarding foreign operations - changes in foreign trade and monetary policies, laws, and regulations related to foreign operations, political and governmental changes, inflation and exchange rates, taxes and operating conditions; significant changes in tax rates or policies or in rates of inflation or interest; significant changes in the Company's relationship with its employees and contractors and the potential adverse effects if labor disputes, grievances or shortages were to occur; or changes in accounting principles or the application of such principles to the Company. The Company disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit 99(a) - Press Release issued July 25, 2002 regarding earnings for the quarter ended June 30, 2002

Exhibit 99(b) - Press Release issued July 25, 2002 regarding participation in the drilling of a natural gas discovery in Western Canada

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL FUEL GAS COMPANY

By: /s/ James R. Peterson
James R. Peterson
Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description

99(a)	Press Release issued July 25, 2002 regarding earnings for the quarter ended June 30, 2002

99(b)	Press Release issued July 25, 2002 regarding participation in the drilling of a natural gas discovery in Western Canada